UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 31, 2023

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, Sameer Ralhan, Senior Vice President of The Chemours Company (the “Company”), notified the Company of his intention to resign, effective June 19, 2023. Jonathan Lock, Senior Vice President, Chief Development Officer is appointed Senior Vice President, Chief Financial Officer, effective June 6, 2023. Additionally, Matthew Abbott, Vice President, Digital and Data Analytics Leader, is appointed Senior Vice President, Chief Enterprise Transformation Officer, effective June 6, 2023.

Mr. Lock, age 42, as Senior Vice President and Chief Development Officer, led our Corporate Strategy, M&A, Investor Relations, Sustainability and Regulatory Affairs functions. Mr. Lock was appointed to that role in November 2021. Mr. Lock joined Chemours in April 2018 as Vice President, Corporate Development and Investor Relations with oversight for Corporate Strategy, M&A, and Investor Relations. Prior to Chemours, Mr. Lock led corporate strategy and investor relations for SunCoke Energy and its Master Limited Partnership, SunCoke Energy Partners, from 2013 to 2018, where he helped the company expand and grow following its spin-out from Sunoco. Prior to SunCoke, Mr. Lock was a leader in the industrials practice at Marakon Associates where he advised Global 500 companies on growth and portfolio issues first from 2004 to 2008 and again from 2011 to 2013. From 2001 to 2004, Mr. Lock was a member of the Technology Labs group at Accenture.

In connection with his appointment to Senior Vice President, Chief Financial Officer, Mr. Lock will receive an annual base salary of $600,000 and be eligible for a target Annual Incentive Plan (AIP) award of 75% of base salary and a target Long Term Incentive Plan (LTIP) award of $1,000,000.

There are no arrangements or understandings between Mr. Lock and any other persons in connection with his appointment. Mr. Lock does not have any family relationships with any executive officer or director of Chemours and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of the Company, dated as of June 6, 2023.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Kristine M. Wellman
Kristine M. Wellman
Senior Vice President, General Counsel & Corporate Secretary
Date:	June 6, 2023